                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
[ ] Definitive Proxy Statement                  Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 204.14a-12

                            LAMAR ADVERTISING COMPANY
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                (Name of Registrant as Specified In Its Charter)

                            LAMAR ADVERTISING COMPANY
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of Securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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       4) Proposed maximum aggregate value of transaction:

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       5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

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       2) Form, Schedule or Registration Statement No.:

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       3) Filing Party:

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       4) Date Filed:

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                            LAMAR ADVERTISING COMPANY

             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808

                                 (504) 926-1000

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

         A special meeting of the stockholders of Lamar Advertising Company, a Delaware corporation (the "Company"), will be held at the Company's offices at 5551 Corporate Boulevard, Baton Rouge, Louisiana, at 9:00 a.m. on Thursday, February 26, 1998, for the following purposes:

         1. To approve an amendment to the Company's certificate of incorporation that would increase the number of authorized shares of Class A Common Stock from 50,000,000 to 75,000,000 shares and increase the number of authorized shares of Class B Common Stock from 25,000,000 to 37,500,000 shares.

         2. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on January 16, 1998 will be entitled to vote at the meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                             By order of the Board of Directors,


                                             Charles W. Lamar, III
                                             Secretary

Date: January 27, 1998


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                            LAMAR ADVERTISING COMPANY

             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808

                                 (504) 926-1000

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


                               GENERAL INFORMATION

         The enclosed proxy is solicited on behalf of the Board of Directors of Lamar Advertising Company (the "Company") for use at the special meeting of stockholders to be held at the Company's offices at 5551 Corporate Boulevard, Baton Rouge, Louisiana, at 9:00 a.m. on Thursday, February 26, 1998, and at any adjournments thereof.

         The authority granted by an executed proxy may be revoked, at any time before its exercise, by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by valid proxies will be voted in accordance with the specifications in the proxies. If no specifications are made, the proxies will be voted to approve the proposal listed in the notice on the cover page of this proxy statement.

         On January 16, 1998 the Company had outstanding 18,987,314 shares of Class A Common Stock, $0.001 par value per share (the "Class A Stock") and 12,508,608 shares of Class B Common Stock, $0.001 par value per share (the "Class B Stock" which, together with the Class A Stock, is referred to herein as the "Common Stock"), which are its only outstanding classes of voting stock. Only stockholders of record at the close of business on January 16, 1998 will be entitled to vote at the meeting. The holders of Class A Stock are entitled to one vote for each share registered in their names on the record date with respect to all matters to be acted upon at the meeting, and each share of Class B Stock entitles the holder thereof to ten votes on such matters. The presence at the meeting, in person or by proxy, of a majority in interest of the Common Stock issued and outstanding and entitled to vote at the meeting constitutes a quorum for the transaction of business. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

         The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is January 27, 1998.

                                 SHARE OWNERSHIP

         The following table and footnotes set forth certain information regarding the beneficial ownership of the Company's common stock as of January 1, 1998 by (i) persons known by the Company to be beneficial owners of more than 5% of either class of Common Stock, (ii) the Chief Executive Officer and each of the Company's executive officers other than the Chief Executive Officer, (iii) each director of the Company and (iv) all current executive officers and directors of the Company as a group:

    DIRECTORS, OFFICERS                            TITLE OF                  NUMBER OF                PERCENT
    AND 5% STOCKHOLDERS                              CLASS                   SHARES(1)               OF CLASS
    -------------------                            --------                  ---------               --------

Kevin P. Reilly, Jr.                                Class A                    5,000                       *
c/o The Lamar Corporation                           Class B(2)            12,508,608(3)               100.0%(4)
5551 Corporate Blvd.
Baton Rouge, LA 70808

Charles W. Lamar, III                               Class A                3,766,657(5)                19.9%
c/o The Lamar Corporation
5551 Corporate Blvd.
Baton Rouge, LA 70808

Putnam Investment Management, Inc.                  Class A                3,426,752(6)                18.1%
One Post Office Square
Boston, MA  02109

Mary Lee Lamar Dixon                                Class A                1,658,485                    8.7%
c/o The Lamar Corporation
5551 Corporate Blvd.
Baton Rouge, LA 70808

Keith A. Istre                                      Class A                   40,875(8)                    *

Gerald H. Marchand                                  Class A                  129,024                       *

Jack S. Rome, Jr.                                   Class A                    2,500(9)                    *

William R. Schmidt                                  Class A                      500                       *

T. Everett Stewart                                  Class A                   45,450(10)                   *

All Directors and Executive Officers                Class A               16,493,614(11)               52.4%(12)
as a Group (7 Persons)

----------------------

*    Less than 1%

     (1) The persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted below.

     (2) Upon the sale of any shares of Class B Common Stock, $0.001 par value per share ("Class B Stock"), to a person other than to a Permitted Transferee, such shares will automatically convert into shares of Class A Stock. Permitted Transferees include (i) Kevin P. Reilly, Sr.;
          (ii) a descendant of Kevin P. Reilly, Sr.; (iii) a spouse or surviving spouse (even if remarried) of any individual named or described in (i) or (ii) above; (iv) any estate, trust, guardianship, custodianship, curatorship or other fiduciary arrangement for the primary benefit of any one or more of the individuals named or described in (i), (ii) and (iii) above; and (v) any corporation, partnership, limited liability company or other business organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more of the individuals and entities named or described in (i), (ii),
          (iii) and (iv) above. Except for voting rights, the Class A and Class B Stock are substantially identical. The holders of Class A Stock and Class B Stock vote together as a single class (except as may otherwise be required by Delaware law), with the holders of Class A Stock entitled to one vote per share and the holders of Class B Stock entitled to ten votes per share, on all matters on which the holders of Common Stock are entitled to vote.

     (3) Consists of shares held by the Reilly Family Limited Partnership (the "RFLP"), of which Mr. Reilly is the managing general partner. Mr. Reilly's three siblings, Wendell S. Reilly, Sean E. Reilly and Anna Reilly Cullinan, are the other general partners of the RFLP.

     (4) Represents 39.7% of the Class A Stock if all shares of Class B Stock are converted into Class A Stock.

     (5) Includes 1,303,275 shares of Class A Stock held in trust for Mr. Lamar's three children, as to which Mr. Lamar disclaims beneficial ownership, and 1,000,000 shares of Class A Stock held by CWL 3, LLC, as to which Mr. Lamar is deemed the beneficial owner.

     (6) Putnam Investment Management, Inc., together with its affiliates, share voting and dispositive power over the shares. Based on the Form 13F for the quarter ended September 30, 1997.

     (7) Includes 545,214 shares of Class A Stock held in a trust, of which LaBanc & Co. is the nominee of the trustee, for the benefit of Mrs. Dixon, as to which Mrs. Dixon disclaims beneficial ownership, and 1,100,000 shares of Class A Stock held by Mary Lee Lamar Dixon Family LLC, as to which Mrs. Dixon is deemed the beneficial owner.

     (8) Includes 40,000 shares of Class A Stock subject to stock options exercisable within 60 days of January 1, 1998.

     (9) Consists of 2,000 shares of Class A Stock held in trust for Mr. Rome's two children and 500 shares of Class A Stock owned jointly with J. King Woolf, III, as to which Mr. Rome is considered the beneficial owner.

     (10) Includes 39,200 shares of Class A Stock subject to stock options exercisable within 60 days of January 1, 1998.

     (12) See Notes 3, 5 and 8-10.

     (13) Assumes the conversion of all shares of Class B Stock into shares of Class A Stock.


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


                PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
             CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
       AUTHORIZED SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK

        On December 31, 1997, the Board of Directors of the Company (i) approved and recommended to the stockholders that Article FOURTH of the Company's Certificate of Incorporation be amended to increase the number of authorized shares of Class A Stock from 50,000,000 to 75,000,000 and to increase the number of authorized shares of Class B Stock from 25,000,000 to 37,500,000 and (ii) declared a 3-for-2 stock split of shares of Class A Stock and Class B Stock (the "Stock Split"), subject to stockholder approval of the proposed amendment. If the amendment is approved, the Stock Split will be effected by means of a 50% stock dividend payable on February 27, 1998 to stockholders of record on February 13, 1998.

         The principal reason for the proposed amendment is to ensure that a sufficient number of shares are available to effect the Stock Split and for future use by the Company. As of January 1, 1998, there were 18,969,199 shares of Class A Stock issued and outstanding, 1,324,903 shares of Class A Stock reserved for issuance upon the exercise of outstanding stock options and 12,508,608 shares of Class A Stock reserved for issuance upon conversion of outstanding shares of Class B Stock. Accordingly, after giving effect to the Stock Split, only approximately 795,935 shares of Class A Stock would be available for future use without any increase in the number of authorized shares. If the proposed amendment is adopted by the stockholders, the additional authorized Common Stock would be available for issuance from time to time for such corporate purposes as financings, acquisitions, future stock splits and future stock dividends, as the Board of Directors may deem appropriate, without the necessity of further amendment to the Certificate of Incorporation. The issuance of additional shares of Common Stock, while providing desirable flexibility in carrying out corporate purposes, could have the effect of diluting the interests of existing holders of Class A Stock.

         The affirmative vote of the holders of a majority in interest of the outstanding Class A Stock and Class B Stock, voting together as a single class, is required to approve the proposed amendment to the Certificate of Incorporation. Therefore, abstentions and broker non-votes will have the effect of negative votes.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

         In order for a stockholder proposal to be considered for inclusion in the Company's proxy materials for the 1999 annual meeting, it must be received by the Company at 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808,
Attention: Secretary, no later than December 18, 1998.

                            EXPENSES OF SOLICITATION

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of stock. In addition to the use of mails, proxies may be solicited by officers and any regular employees of the Company in person or by telephone. The Company expects that the costs incurred in the solicitation of proxies will be nominal.

                                  OTHER MATTERS

         The Board of Directors does not know of any business to come before the meeting other than the matters described in the notice. If other business is properly presented for consideration at the meeting, the enclosed proxy authorizes the persons named therein to vote the shares in their discretion.



January 27, 1998





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


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

                           LAMAR ADVERTISING COMPANY

         The undersigned stockholder of Lamar Advertising Company (the "Company") hereby appoints Kevin P. Reilly, Jr., Keith A. Istre and Charles W. Lamar, III, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on February 26, 1998, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                      Mark Here For
                    PLEASE SIGN AND MAIL PROXY TODAY  Address Change      [ ]
                                                      and Note on Reverse

                                                                    -----------
              (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)         SEE REVERSE
                                                                        SIDE
                                                                    -----------

[X] Please mark your
    votes as in this
    example.

                                                           FOR  AGAINST  ABSTAIN
1. Proposal to amend the Company's Certificate of          [ ]    [ ]      [ ]
   Incorporation to increase the number of authorized shares of Class A Common Stock from 50,000,000 to
   75,000,000 and increase the number of authorized shares of Class B Common Stock from 25,000,000 to
   37,500,000.













Signature: _____________ Date: ________ Signature: _____________ Date: ________

NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.